UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

September 22, 2015 (September 21, 2015)

Green Bancorp, Inc.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 275 - 8220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 21, 2015, in Houston, Texas, Green Bancorp, Inc. (the “Company”) held a special meeting of its shareholders (the “Company Special Meeting”) to approve the issuance (the “Share Issuance”) of the Company’s common stock, par value $0.01 per share, in connection with the pending merger (the “Merger”) of Panther Merger Sub Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), with and into Patriot Bancshares, Inc. (“Patriot”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 27, 2015, by and among the Company, Patriot and Merger Sub.  Immediately following the effective time of the Merger, Patriot will, subject to the terms and conditions of the Merger Agreement, merge with and into the Company, with the Company surviving.  Set forth below is a brief description of each matter voted upon at the Company Special Meeting and the results of voting on each such matter.

1.

The issuance of shares of the Company’s common stock, par value $0.01 per share, in connection with the Merger was approved by a majority of the votes cast by the Company’s shareholders at the Company Special Meeting.  The results of the voting on the Share Issuance are set forth below:

23
Votes For	Votes Against	Abstentions
23,066,018	2,205	841

2.	The Company did not submit a proposal to adjourn the Company Special Meeting because there were sufficient votes cast in favor of the Share Issuance.

Item 8.01 Other Events

On September 18, 2015, in Houston, Texas, Patriot held a special meeting of its shareholders (the “Patriot Special Meeting”) to adopt the Merger Agreement and approve the Merger.  Set forth below is a brief description of each matter voted upon at the Patriot Special Meeting and the results of voting on each such matter.

1.	The adoption of the Merger Agreement and the approval of the Merger of Merger Sub with and into Patriot.

Votes For	Votes Against	Abstentions
110,921,393	214,542	0

2.	Patriot did not submit a proposal to adjourn the Patriot Special Meeting because there were sufficient votes cast in favor of the adoption of the Merger Agreement and the approval of the Merger.

The Company and Patriot have obtained the requisite shareholder and regulatory approvals and expect the satisfaction of the remaining closing conditions in the coming weeks.

Cautionary Statement Regarding Forward-Looking Statements

The information presented herein and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving the Company’s and Patriot’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed transactions and all other statements in this communication other than historical facts constitute forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: delay in closing the Merger; difficulties and delays in integrating the Company and Patriot businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Additional Information About the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed merger transaction involving the Company and Patriot. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Investors and security holders are urged to carefully review and consider the Company’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s investor relations website at investors.greenbank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Green Bancorp, Inc., Attn: Investor Relations, 4000 Greenbriar, Houston, TX 77098 or by calling (713) 275-8220.

In connection with the proposed transaction, the Company has filed a registration statement on Form S-4 with the SEC which includes a joint proxy statement of Patriot and the Company and a prospectus of the Company, and will file other documents regarding the proposed transaction with the SEC. Before making any investment decision, investors and security holders of Patriot and the Company are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction.  A definitive joint proxy statement/prospectus has been sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from the Company by writing to the address provided above.

The Company and Patriot and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their shareholders in connection with the proposed transaction. Information about the Company’s participants may be found in the definitive proxy statement of the Company relating to its 2015 Annual Meeting of Shareholders filed with the SEC on April 30, 2015. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Bancorp, Inc.

Date: September 22, 2015	By:	/s/ John P. Durie
Name: John P. Durie
Title: Executive Vice President and Chief Financial Officer